Income Taxes (Details) - Schedule of deferred tax assets and liabilities were due - AutoLotto, Inc. [Member] - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred Tax Assets
R&D Tax Credit	$ 19,540	$ 19,540
Fixed Assets	217,288	95,151
Charitable Contribution C/F	105,000
Net Operating Losses	12,916,634	12,509,493
Total	13,258,462	12,624,184
Deferred Tax Liabilities
Fixed Assets
Total
Valuation Allowance	(13,258,462)	(12,624,184)
Net Deferred Tax Asset